Tema Electrification ETF (VOLT)

a series of Tema ETF Trust

Supplement dated December 11, 2025 to the Prospectus, Summary Prospectus, and

Statement of Additional Information ("SAI") dated June 27, 2025.

The Industry Concentration Risk paragraph of the Principal Risks of Investing in the Fund section of the Prospectus is removed in its entirety and replaced with the below:

Industry Concentration Risk. Because the Fund's assets may be concentrated in securities of companies (i.e., invest 25% or more of its total assets) in an industry or group of industries related to electricity including energy and utilities, the Fund is subject to loss due to adverse occurrences that may affect a particular industry or group of industries.

The below is added after the “Early Close/Trading Halt Risk.” paragraph of the Principal Risks of Investing in the Fund section of the section of the Prospectus:

Electricity Related Companies Risk. General risks of companies involved with supplying raw materials for, manufacturing equipment for, generating, storing, supplying and transmitting electricity include, changes in regulations, the general state of the economy, intense competition, consolidation, domestic and international politics, and excess capacity.

The below is added as the third sub-paragraph in the Industry Concentration Risk of the Additional Information About the Funds’ Principal Risks section of the Prospectus:

Electricity Related Companies Risk (VOLT). General risks of companies involved with supplying raw materials for, manufacturing equipment for, generating, storing, supplying and transmitting electricity include regulation of those businesses, the general state of the economy, intense competition, consolidation, domestic and international politics, and excess capacity. In addition, electrical companies may also be affected by overall capital spending levels (including both private and public sector spending), economic cycles, technological obsolescence, delays in modernization, and labor relations. Companies in the various electrical industries may also be significantly impacted by government policies, regulations, import controls, and contractual fixed pricing. Actions taken by central governments may dramatically impact supply and demand forces that influence the market price of conventional and alternative electricity, resulting in sudden decreases in value.

 The Industry Concentration Risk section of the SAI is replaced with:

Industry Concentration Risk

Because a Fund’s assets may be concentrated in an industry or group of industries, the Fund may be subject to loss due to adverse occurrences that may affect that industry or group of industries.

This Supplement and the Prospectus, Summary Prospectus, and Statement of Additional Information dated December 11, 2025, provide relevant information for all shareholders and should be retained for future reference. These documents have been filed with the Securities and Exchange Commission and are incorporated by reference and can be obtained without charge by calling the Fund at (833) 833-1311.